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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 3, 2006

                        ---------------------------------

                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        --------------------------------

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         Indiana                        000-21671                35-1887991
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)
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                    107 North Pennsylvania Street, Suite 700
                           Indianapolis, Indiana 46204
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 261-9000
              (Registrant's Telephone Number, Including Area Code)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 2.02.  Results of Operations and Financial Condition.

         On November 3, 2006, The National Bank of Indianapolis Corporation issued a letter to its shareholders setting forth third quarter 2006 earnings and a financial summary. The full text of the letter is set forth in Exhibit
99.1 hereto.

         The information in this report, including the exhibit attached hereto, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01.  Financial Statements and Exhibits.

         (a) - (c)         Not applicable.

         (d)               Exhibits.

         99.1              Letter to Shareholders, dated November 3, 2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  November 3, 2006

                                        THE NATIONAL BANK OF INDIANAPOLIS
                                        CORPORATION

                                        By: /s/ Debra L. Ross
                                            ----------------------------------
                                            Debra L. Ross
                                            Chief Financial Officer













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                                  EXHIBIT INDEX


Exhibit
Number                Description


99.1                  Letter to Shareholders, dated November 3, 2006